SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(cc) or Rule 14a-12

                          QUICK-MED TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            N/A
            ____________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:

            N/A
            ____________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            N/A
            ____________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction:

            N/A
            ____________________________________________________________________

      (5)   Total fee paid:

            $|_|
            ____________________________________________________________________

|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                          QUICK-MED TECHNOLOGIES, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 13, 2004

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of the Stockholders of Quick-Med Technologies, Inc., a Nevada corporation (the "Company" or "Quick-Med")) will be held in the Hilton University of Florida - Convention Center, 1714 S.W. 34th Street, Gainesville, Florida 32607, on Monday, December 13, 2004, at 10:30 a.m., Eastern Time, for the following purposes:

1.    To re-elect the Company's seven (7) current Directors;

2. To re-appoint DaszkalBolton LLP as the Company's independent accountants for its 2005 fiscal year;

3. To ratify and approve the Company's Amended and Restated 2001 Equity Incentive Plan;

4. To approve amendments to the Company's Articles of Incorporation and Bylaws to increase the maximum number of Directors of the Company from seven (7) to nine (9);

5. To approve an amendment to the Company's Bylaws to extend the time period for the holding of annual meetings of stockholders from three months to six months following the Company's fiscal year end;

6. To approve an amendment to the Company's Bylaws to clarify that written consents approved by majority stockholders may be relied upon in lieu of stockholder meetings, including annual meetings; and

7. To transact other such business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on October 29, 2004 as the record date for the determination of the holders of common stock entitled to notice of and to vote at the Annual Meeting.

A list of stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the principal offices of Quick-Med, 3427 SW 42nd Way, Gainesville, Florida 32608, and will also be available for examination at the Annual Meeting until its adjournment.

YOUR ATTENTION IS DIRECTED TO THE ACCOMPANYING PROXY STATEMENT. WE INVITE ALL STOCKHOLDERS TO ATTEND THE ANNUAL MEETING. TO ENSURE THAT YOUR SHARES WILL BE VOTED AT THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE YOUR SHARES IN PERSON EVEN IF YOU HAVE PREVIOUSLY SUBMITTED A PROXY.

                                              BY ORDER OF THE BOARD OF DIRECTORS
Gainesville, Florida
November o, 2004

                                              Michael R. Granito, Chairman

                                   PLEASE VOTE

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                                 PROXY STATEMENT

                                   ----------

                          QUICK-MED TECHNOLOGIES, INC.
                                3427 SW 42ND WAY
                           GAINESVILLE, FLORIDA 32608

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 13, 2004

                                   ----------

                     SOLICITATION AND REVOCATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Quick-Med Technologies, Inc., a Nevada corporation ("Quick-Med" or the "Company"), for use at its 2004 Annual Meeting of Stockholders (the "Annual Meeting" or "Meeting") to be held on Monday, December 13, 2004 at 10:30 a.m. Eastern Time in the Hawthorne Room of the Hilton University of Florida - Convention Centre, 1714 S.W. 34th Street, Gainesville, Florida 32607, and at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Unless specified otherwise, as used herein, the terms "we," "us" or "our" refer to Quick-Med Technologies, Inc., while the terms "you" or "your" refer to our stockholders.

In addition to solicitation by mail, our officers, directors and regular employees (who will receive no additional compensation for their services) may solicit proxies by mail, telegraph, facsimile transmission, electronic mail or personal calls. All costs of solicitation will be borne by us. We have requested brokers and nominees who hold common stock in their name to furnish this proxy material to their customers and we will reimburse such brokers and nominees for their related out-of-pocket expenses. This Proxy Statement of Quick-Med is being mailed on or about November 29, 2004 to each of our stockholders of record as of the close of business on October 29, 2004, the "Record Date".

                              VOTING AT THE MEETING

We had a total of 18,443,401 shares of common stock, par value $0.0001 per share, outstanding as of the Record Date. Holders of record of shares of common stock at the Record Date will be entitled to notice of and to vote at the Annual Meeting and will be entitled to one vote for each such share so held of record. The holders of a majority of the issued and outstanding stock, present in person or by proxy at the Annual Meeting, constitute a quorum for the transaction of business. When a quorum is present, the vote of a majority of the stock present in person or by proxy shall decide any question.

You have the power to revoke your proxy at any time before it is voted. A proxy may be revoked by: (i) delivering written notice of revocation to Quick-Med at our principal office, Attention: Secretary, (ii) by a subsequent proxy executed by you (if you have executed a prior proxy) and presented at the Meeting, or
(iii) by attendance at the Annual Meeting and voting in person by the person executing the proxy.

If not revoked, the proxy will be voted at the Annual Meeting in accordance with the instructions indicated on the proxy card by the stockholder or, if no instructions are indicated, will be voted FOR the slate of directors nominated herein, FOR the ratification and approval of DaszkalBolton LLP as Quick-Med's independent accountants, FOR the approval of the adoption of the Company's Amended and Restated 2001 Equity Incentive Plan, FOR the approval of amendments to the Company's Articles of Incorporation and Bylaws to increase the maximum number of Directors of the Company from seven (7) to nine (9), FOR the approval of an amendment to the Company's Bylaws to extend the time period for the holding of annual meetings from three to six months following the Company's fiscal year end, FOR the approval of an amendment to the Company's Bylaws to clarify that written consent resolutions of stockholders may be relied upon in lieu of stockholder meetings, including annual meetings, and, as to any other matter that may properly be brought before the Annual Meeting, in accordance with the judgment of the proxy holders.

Abstentions and broker non-votes are included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, but tabulated separately. In determining whether a proposal has been approved, abstentions are counted as votes against a proposal. Broker non-votes are not counted as votes for or against a proposal or as votes present and voting on a proposal.

                 NOTICE TO STOCKHOLDERS OF MISSED ANNUAL MEETING

We are required under Nevada corporate law and our Bylaws to hold an annual meeting of stockholders within three months following the end of our fiscal year. After the fiscal year ended June 30, 2003, Quick-Med's finances were limited and we could not commit the necessary funds to prepare proxy solicitation materials and to hold our Annual Meeting of Stockholders within the usual time limits. Additionally, Quick-Med's then General Counsel and Secretary resigned September 30, 2003 and it took some time for these positions to be filled - after the usual time limit for holding the Annual Meeting. Under these circumstances, the Company has not held an annual meeting of stockholders since February 11, 2002.

Under Nevada corporate law, our current directors retain powers and authorities as the Company's directors even though we have not held an annual meeting since early 2002. As a result, failure to hold an Annual Meeting until now does not affect the current Board members' status as directors. Furthermore, since our directors are stockholders that have held the majority of our Company's outstanding voting securities at all times since June 30, 2003, we believe that the current Directors would have been re-elected had such meeting been held. At this upcoming Annual Meeting of Stockholders to be held on December 13, 2004, we will hold an election of our directors.

                                   PROPOSAL 1
                      NOMINATION AND ELECTION OF DIRECTORS

The persons named in the enclosed proxy, being Michael R. Granito, our Chairman, or David S. Lerner, our President, will vote to elect the seven nominees described below unless otherwise instructed in the proxy. The persons receiving the greatest number of votes, up to the number of Directors to be elected, shall be the persons elected as the Directors. Holders of common stock are not permitted to cumulate their votes in the election of Directors. Shares represented by proxies marked "withhold authority" will have the same effect as a vote against the nominees. Except as otherwise provided by our Bylaws, our Articles of Incorporation or Nevada corporate law, the Directors are to hold office until the Company's next Annual Meeting of Stockholders (or written consent resolution of stockholders in lieu of an Annual Meeting should Proposal 5 receive stockholder approval at this Meeting) or until their respective successors are duly qualified and elected.

The names and certain information concerning the persons nominated to be elected as Directors by the Board of Directors at the Annual Meeting are set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE NAMED BELOW. Shares represented by the proxies will be voted FOR the election to the Board of Directors of the persons named below unless authority to vote for the nominees has been withheld in the proxy. Although each of the persons nominated have consented to serve as a Director if elected, and the Board of Directors has no reason to believe that any of the nominees will be unable to serve as a Director, if any nominee withdraws or otherwise becomes unavailable to serve, the persons named as proxies will vote for any substitute nominee(s) designated by the Board of Directors.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

The following information with respect to our current Directors, all of whom being nominated for re-election as Directors at the Meeting, is relevant to your consideration of such nominees proposed by the Board of Directors. The following information is based upon information furnished by the respective nominee.

   NAME                AGE                        POSITION
   ----                ---                        --------

Michael R. Granito      52    Founder, and Chairman of the Board

David S. Lerner         51    Founder, President, and Director

George E. Friel         62    Vice President, Chemical and Biological Affairs,
                              and Director

Paul G. Cerjan          65    Vice President, Worldwide Military Affairs,
                              and Director

Gerald M. Olderman      70    Vice President, Research and Development and
                              Commercialization, and Director

Gregory S. Schultz      55    Vice President, Laboratory and Clinical Research,
                              and Director

Richard F. Caffrey      61    Director

MR. GRANITO has served as our Chairman since July 2000. In September 2003, Mr. Granito joined Federated Investors, Inc. as senior vice president and head of capital market research. From July 1979 to December 2002, Mr. Granito was the managing director and head of capital market research of J.P. Morgan Fleming Investment Management located in New York City. From 1984 through 1996 he served as an adjunct Professor of Finance at Yale University and New York University. Mr. Granito has authored a book and 14 papers on finance and foreign exchange topics. In 1973, Mr. Granito earned a B.S. and a B.A. in Economics from the University of Pennsylvania.

MR. LERNER has served as our President and Director since December 1997 and has been engaged in the formation and development of our Company since 1995. Mr. Lerner has 20 years experience in international and domestic manufacturing, marketing, sales, and business development in Asia, Europe, South America, and Mexico. He has successfully managed export financing activities, including letter of credit and manufacturing arrangements. Mr. Lerner earned his B.A. in 1976 from Queens College of the City University of New York.

MAJOR GENERAL FRIEL (RET.) has served as our Vice-President, Chemical and Biological Affairs since July 2000, and has been self-employed as a consultant to various organizations in the defense industry since September 1998. As our Vice President, Chemical and Biological Affairs, Mr. Friel is responsible for the development of business opportunities pertaining to our core technologies within the chemical and bio-chemical sector. Mr. Friel served in the U.S. Army from 1967 to 1998, rising to the rank of Major General. Mr. Friel was the commanding general of the U.S. Army Chemical and Biological Defense Command, at the Aberdeen Proving Ground in Maryland, deputy chief of staff for Chemical and Biological Matters of the Army Material Command in Virginia, and was responsible for a $1 billion contract for protective military clothing. Mr. Friel was also responsible for a $600 million budget for the Nuclear, Biological, and Chemical Defense Command for six years and directed over 1,100 scientists and engineers. Mr. Friel has also served as chairman of the boards of the Nuclear, Biological, and Chemical Defense Enterprise at the Edgewood arsenal in Maryland, and the U.S. Army Material Command, Acquisition and Procurement Enterprise. Mr. Friel earned an M.B.A. from Northwest Missouri State University and a B.S. from the University of Nebraska-Lincoln. He is a graduate with basic and advanced courses from the U.S. Army Chemical School in Alabama, and is also a director of Engineer Support Systems, Inc.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

LIEUTENANT GENERAL CERJAN (RET.) has served as our Vice-President, Worldwide Military Affairs and Director since July 2000. As our Vice President, Worldwide Military Affairs, Mr. Cerjan is responsible in the developing of business opportunities of our core technologies within the military arena. Mr. Cerjan recently joined KBR, a subsidiary of Halliburton Company as Vice President, Program Manager. From July 2002 until June 2004, Mr. Cerjan was the President and CEO of the National Defense University Foundation. From December 1997 to September 2000, Mr. Cerjan was President of Regent University in Virginia. Prior to his Presidency at Regent University, Mr. Cerjan served as Director of Tactical Systems for Lockheed Martin Corporation from August 1994 to October 1997. He was in the U.S. Army from 1960 to 1994, rising to the rank of Lieutenant General. While in the U.S. Army, Mr. Cerjan served as project manager for the design and construction of a military base at Fort Drum, New York, valued at $1.3 billion. While the Deputy Commanding General of the US Army in Europe, he managed 22 separate organizations with 70,000 people, supervised all aspects of community life in Europe for 300,000 army personnel. Mr. Cerjan has an M.S. degree in Construction Management from Oklahoma State University, and a B.S in Engineering from the United States Military Academy at West Point, New York. He is a registered professional engineer in the state of Virginia. Mr. Cerjan is a member of the board of directors of the Army Engineer Association, the National Defense University Foundation, and Chairman of the Board of the National Defense University Foundation.

MR. OLDERMAN has served as our Vice President, Research & Development since July 1997, and as our Director since July 2000. Mr. Olderman brings 35 years of healthcare experience, 31 years of technical management experience, and 25 years serving as the head of research and development activities for certain fortune 500 companies. Since November 1996, Mr. Olderman has been a Vice President and Associate of R.F. Caffrey & Associates Inc., a management consultant to medical device companies and suppliers. Prior to joining R.F. Caffrey & Associates, Mr. Olderman served as Director and head of research and development for C.R. Bard, Inc.'s Cardiopulmonary Division, where he organized a new product development process in which 19 new medical devices were developed. Mr. Olderman also served as Vice President for domestic and international research and development for the Pharmaceutical Division of Baxter Healthcare Corp. and Vice President for research and development for the Converters, a division of American Hospital Supply Corporation prior to its acquisition by Baxter Healthcare Corporation, where he led product development and made material changes that helped increase market share from 30% to 45% within a $750 million market. Mr. Olderman has also served as Vice President for research and development and as a director for Surgikos, Inc. a subsidiary of Johnson & Johnson. Mr. Olderman received a B.S in Chemistry from Rensselaer Polytechnic Institute in New York. He also holds an M.S. in Physical Chemistry and a Ph.D. in Physical Chemistry from Seton Hall University in New Jersey.

MR. SCHULTZ has served as our Vice President, Laboratory and Clinical Research since July 2000. From 1999 through 2001, Mr. Schultz served as the President of the Wound Healing Society, and has worked as a consultant for 12 major biotechnology companies. In 1989, he was appointed Professor of Obstetrics/Gynecology and Director of the Institute for Wound Research in the College of Medicine at the University of Florida at Gainesville, Florida. He has published over 200 research articles and book chapters that have been cited over 4,000 times. He has been continuously funded by major grants from the National Institutes of Health and supported by grants from the U.S. Army grant on treatment of burns with growth factors. Mr. Schultz earned a doctorate in biochemistry from Oklahoma State University and postdoctoral fellowship in cell biology at Yale University in Connecticut.

MR. CAFFREY has served as our Director since March 2004. Mr. Caffrey has more than twenty years of corporate experience, including marketing research, strategic planning, business development and management recruiting, in both senior-line and senior-staff positions. Mr. Caffrey is currently the president of R.F. Caffrey & Associates, Inc., a full service marketing consulting practice that offers assistance to participants in the healthcare, industrial, and consumer related markets. Previously, Mr. Caffrey was vice president of John R. Starr, Inc., a management consulting firm; president, and chief operating officer of CPM Inc., a New England based specialty paper company; vice president of sales and marketing of Codman & Shurtleff, Inc. (subsidiary of Johnson & Johnson Company), a surgical instruments and equipment company; group product director of Surgikos, Inc. (subsidiary of Johnson & Johnson Company), a marketer of medical products and supplies; vice president, business development of Chicopee (subsidiary of Polymer Group, Inc. whose major holdings are controlled by InterTech Group), a non-woven fabrics supplier; and marketing research manager of Sealtest Foods. He holds both B.S. and M.B.A. degrees in Business Administration from Seton Hall University.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

ATTENDANCE AT MEETINGS AND BOARD COMMITTEES

During the fiscal year ended June 30, 2004, the Board of Directors held a total of thirteen meetings. With the exception of Mr. Caffrey, who only joined as one of our Directors to fill a vacancy on the Board in March, 2004, and Mr. Cerjan, who has had a number of overseas commitments, every member of the Board of Directors attended more than 75% of the meetings of the Board and of most committees on which he served during fiscal 2004, with the further exception of the Executive Committee, which did not meet during fiscal 2004.

The standing committees of the Board of Directors are the audit committee, the compensation committee and the executive committee. The Board of Directors has no separate nominating committee or committee performing a similar function.

Audit Committee. The Audit Committee, which met on four occasions during fiscal 2004, is composed of George E. Friel, who serves as Chairman, Michael R. Granito and Richard F. Caffrey. This committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. This committee acts on and reports to the Board of Directors with respect to audit and accounting matters, including the engagement of Quick-Med's independent public accountants, the scope of the annual audits, the reasonableness of fees to be paid to the auditors, the performance of the Company's independent auditors and Quick-Med's accounting practices. Currently, there is no "financial expert" serving on the Audit Committee. Please also see the Audit Committee Report at Page 22 of this Proxy Statement.

Compensation Committee. The Compensation Committee, which met on one occasion during the fiscal year ended June 30, 2004, is composed of George E. Friel, Gerald M. Olderman, and Paul G. Cerjan and is chaired by George E. Friel. This committee approves, administers and interprets our compensation and health benefits, including our equity incentive programs. Additionally, this committee reviews and makes recommendations to our Board of Directors to ensure that our compensation and benefit policies are consistent with our compensation philosophy and corporate governance principles. This committee is also responsible for review and approval of executive compensation, including establishing our Chief Executive Officer or principal executive officer's compensation.

Executive Committee. Our Executive Committee is composed of Michael R. Granito, our Chairman of the Board, David S. Lerner, our President, and Directors Paul G. Cerjan and George E. Friel. This committee's chairman is Paul G. Cerjan. This committee acts for our Board of Directors when a meeting of the full board is not practical, primarily to review the Company's operational issues. During fiscal 2004, the full Board of Directors met on a regular basis to review issues affecting the Company and it was not necessary for the Executive Committee to meet.

NOMINATION OF DIRECTORS

We do not have a standing nominating committee. Our Board of Directors is made up of seven members, one of whom is "independent." Nominees to the Board of Directors were selected and approved by our Board of Directors.

The Board of Directors, acting as a Nominating Committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Proxy Statement in the section titled "Stockholder Proposals".


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

      o     Minimum, relevant employment experience;

      o Familiarity with generally accepted accounting principles and the preparation of financial statements;

      o     Post secondary education or professional license;

      o     Previous experience as a Board member of an operating company;

      o The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Board of Directors has not received a nominee from a stockholder who is not also an officer or director of the Company. Each nominee to our Board of Directors expressed a willingness to serve during the 2005 fiscal year and, based on a review of their qualifications, were deemed to be suitable candidates for nomination.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors, in care of the Company's address or in care of the address shown in the table of beneficial ownership on page 7. If a communication is sent to the Company's address, the Company will forward any such communication to the Board member.

APPOINTMENT OF DIRECTORS

There is currently no agreement involving the Company, or to our knowledge, between any of our stockholders, with respect to the nomination and appointment of Directors. It is expected that, given their large holdings of common stock, both Mr. Granito and Mr. Lerner will continue to be nominated and elected as Directors for the foreseeable future.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of October 15, 2004, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers, as well as by our directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. We are unaware of any contract or arrangement, which could result in a change in our control.

The following table assumes, based on our stock records, that there are 18,443,401 shares issued and outstanding as of October 15, 2004.

The following table sets forth the ownership of our common stock by:

      o Each stockholder known by us to own beneficially more than 5% of our common stock;

      o     Each executive officer;

      o     Each director or nominee to become a director; and

      o     All directors and executive officers as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER(A)                SHARES BENEFICIALLY OWNED
---------------------------------------                -------------------------

                                                        NUMBER           PERCENT

Michael R. Granito, Chairman and Director             6,753,500 (1)      30.3%
David S. Lerner, President and Director               4,721,164 (2)      21.2%
Paul G. Cerjan, Director and Vice President             963,500 (3)       4.3%
George E. Friel, Director and Vice President            736,500 (4)       3.3%
Gerald M. Olderman, Director and Vice President       1,035,500 (5)       4.6%
Gregory S. Schultz, Director and Vice President       1,104,500 (6)       5.0%
Richard F. Caffrey, Director                             38,822 (7)       0.2%
Natasha A. Sorobey, Corporate Secretary                 651,546 (8)       2.9%
Nam H. Nguyen, Chief Financial Officer                  594,256 (9)       2.7%

All Quick-Med Directors and Officers as a Group      16,587,213          74.5%
(9 persons)

----------

   NOTES:   (A)   The address for each of the  stockholders  listed above is c/o
                  Quick-Med  Technologies,  Inc., 3427 SW 42nd Way, Gainesville,
                  Florida 32608.

            (1) Includes 474,000 shares issuable upon the exercise of options exercisable within 60 days. Does not include convertible debt.

            (2) Includes 663,000 shares issuable upon the exercise of options exercisable within 60 days.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

            (3) Includes 172,000 shares issuable upon the exercise of options exercisable within 60 days.

            (4) Includes 202,500 shares issuable upon the exercise of options exercisable within 60 days.

            (5) Includes 539,000 shares issuable upon the exercise of options exercisable within 60 days.

            (6) Includes 341,000 shares issuable upon the exercise of options exercisable within 60 days.

            (7) Includes 10,000 shares issuable upon the exercise of options exercisable within 60 days.

            (8) Includes 99,999 shares issuable upon the exercise of warrants exercisable within 60 days.

            (9) Includes 150,000 shares issuable upon the exercise of warrants exercisable within 60 days.

            (10) Includes 2,651,499 shares issuable upon the exercise of options and/or warrants exercisable within 60 days.

COMPENSATION OF DIRECTORS

We do not currently pay any cash compensation to our Directors. Our Directors are only compensated for their service as Directors under the (now Amended and Restated) 2001 Equity Incentive Plan with restricted common stock and stock options.

During the period ended June 30, 2004, we granted the following restricted common stock and stock options to our Directors:

On July 24, 2003, we granted 29,000 shares of common stock to Michael R. Granito for his services as a member of the Board of Directors, and member of various board committees. In addition, we granted to Mr. Granito an option to acquire up to 234,000 shares of restricted common stock. These stock options were issued to Mr. Granito for his services as Chairman of the Board.

On July 24, 2003, we granted 29,000 shares of common stock to David S. Lerner for his service as a member of the Board of Directors, and member of the executive committee. In addition, we granted to Mr. Lerner an option entitling him to acquire up to 113,000 shares of restricted common stock. These stock options were issued to Mr. Lerner as a performance bonus in his capacity as our President.

On July 24, 2003, we granted 29,000 shares of common stock to George E. Friel for his service as a member of the Board of Directors and member of the executive, audit, compensation, and research & development committees. In addition, we granted to Mr. Friel an option to acquire up to 82,500 shares of restricted common stock. These stock options were issued to Mr. Friel for his services as our Vice President, Chemical and Biological Affairs.

On July 24, 2003, we issued 29,000 shares of common stock to Paul G. Cerjan for his service as a member of the Board of Directors, and member of the executive, compensation committees. In addition, we granted to Mr. Cerjan an option to acquire up to 92,000 shares of restricted common stock. These stock options were issued to Mr. Cerjan for his services as our Vice President, Worldwide Military Affairs.

On July 24, 2003, we granted 29,000 shares of common stock to Gerald M. Olderman for his service as a member of the Board of Directors, and member of the research & development committee. In addition, we granted to Mr. Olderman an option to acquire up to 149,000 shares of restricted common stock. These stock options were issued to Mr. Olderman as a performance bonus in his capacity as our Vice President, Research and Development and Commercialization.

On July 24, 2003, we issued 26,000 shares of common stock to Gregory S. Schultz for his service as a member of the Board of Directors. In addition, we granted to Mr. Schultz an option to acquire up to 126,000 shares of restricted common stock. These stock options were issued to Mr. Schultz for his services as our Vice President, Laboratory and Clinical Research.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

On July 24, 2003, we granted 26,000 shares of common stock to Peter Barton Hutt for his service as a member of the Board of Directors. In addition, we granted to Mr. Hutt an option to acquire up to 48,000 shares of restricted common stock. These stock options were issued to Mr. Hutt for his services as our business advisor and were subsequently forfeited. On November 5, 2003, Mr. Hutt resigned from the Board.

On July 24, 2003, we granted 26,000 shares of common stock to Michael Karsch for his service as a member of the Board of Directors. In addition, we granted to Mr. Karsch an option to acquire up to 82,000 shares of restricted common stock. These stock options were issued to Mr. Karsch for his services as our then general counsel and were subsequently forfeited. On September 30, 2003, Mr. Karsch resigned from the Board.

The exercise price of all stock options granted to directors as set forth above was $0.55 per share, which was the closing trading price of our common stock at the date of grant.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table summarizes the compensation earned by or paid to the Company's principal executive officer, the only executive whose total salary and bonuses exceeded $100,000 for services rendered to us during the 2004 and 2003 fiscal years.

                           SUMMARY COMPENSATION TABLE

                             ---------------------------------------------------
                             ANNUAL COMPENSATION       LONG TERM COMPENSATION
--------------------------------------------------------------------------------
                                                      RESTRICTED   SECURITIES
          NAME / TITLE       YEAR       SALARY        STOCK        UNDERLYING
          ------------       ----       ------        AWARDS       OPTIONS/SARS
                                                      ------       -------------
                                                       ($)             (#)
--------------------------------------------------------------------------------
David S. Lerner, President   2004    $ 136,197(1)    $15,950        113,000
--------------------------------------------------------------------------------
                             2003    $ 140,314(1)      --             --
--------------------------------------------------------------------------------

      NOTES:(1) Includes $3,469 and $4,043 for health insurance; and $7,728 and $11,251 for reimbursements of automobile expenses in 2004 and 2003 respectively.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides information related to stock options granted to our principal executive officer during the fiscal year ended June 30, 2004. The stock options were granted under our (now Amended and Restated) 2001 Equity Incentive Plan. Both the original 2001 Equity Incentive Plan and the Amended and Restated 2001 Equity Incentive Plan have been approved by our board, and this Plan is being submitted to stockholders for approval and ratification at this Meeting (see below). Options to purchase 1,140,000 shares of common stock were granted to officers, directors, employees and consultants under this Plan in 2002. All 2002 stock options had an exercise price equal to 75% of the closing bid price for the first 30 days of trading in the common stock, which commenced September 6, 2002, with the exception of Peter Barton Hutt, whose stock options were given an exercise price of 25% of such closing price. Mr. Hutt's options have since expired or been surrendered. Options to purchase a total of 840,000 shares of common stock were previously issued in 1999, 2000 and 2001 to officers, directors, employees and consultants. During the fiscal year ended June 30, 2004 (specifically, in July 2003), the Board of Directors authorized the issuance of options to acquire up to approximately 1,300,000 shares of common stock and the grant of 250,000 shares of restricted common stock to officers, directors, employees and consultants. In August 2004, the Board of Directors approved the issuance up to 500,000 shares of restricted common stock and options to acquire approximately 600,000 shares of common stock to be granted to officers, directors, employees and consultants.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

                    NUMBER OF SECURITIES       PERCENT OF TOTAL
                    UNDERLYING OPTIONS/SARS    OPTIONS/SARS GRANTED TO       EXERCISE OR BASE
      NAME          GRANTED (#)                EMPLOYEES IN FISCAL YEAR      PRICE ($/SHARE)         EXPIRATION DATE
      ----          -----------                ------------------------      ---------------         ---------------
David Lerner                113,000                       9.4%                $0.55 per share        July 1, 2009

AGGREGATED  OPTION/SAR  EXERCISES  IN 2004 AND LAST FISCAL  YEAR-END  OPTION/SAR
VALUES

The following table shows the number of shares of common stock our principal executive officer acquired upon exercise of stock options during fiscal 2004
(none), the aggregate value received from those exercises (none), the number of shares underlying both exercisable and unexercisable stock options as at June 30, 2004 and the year end value of exercisable and unexercisable stock options as of June 30, 2004. The value of unexercised options is given as $0, given the current market price of our common stock as of the date of this Proxy Statement, when compared with the higher exercise prices of the stock options in question.

                                                 NUMBER OF SECURITIES UNDERLYING     VALUE OF UNEXERCISED
                   SHARES                        UNEXERCISED OPTIONS/SARS AT         IN-THE-MONEY OPTIONS/SARS
                   ACQUIRED ON     VALUE         FISCAL YEAR-END (#)                 AT FISCAL YEAR-END ($)
NAME               EXERCISE        REALIZED      EXERCISABLE / UNEXERCISABLE         EXERCISABLE / UNEXERCISABLE
----               --------        --------      ---------------------------         ---------------------------
                   (#)             ($)
David Lerner           0                0                663,000 / 0                        $0 / $0

EMPLOYMENT AGREEMENTS

In May 2002, we entered into an employment letter with Gerard Bencen to serve as Executive Vice President in charge of Intellectual Property and Gainesville Operations. His annual compensation was $125,000 and 100,000 options with an exercise price equal to 75% of the average closing bid for the first 30 days of trading. Mr. Bencen resigned in March 2003 and his employment contract was terminated.

In January 2004, we entered into a formal consulting agreement with Nam H. Nguyen to serve as a consulting accounting advisor. In August 2004, Mr. Nguyen was appointed as our Chief Financial Officer under the same agreement. Beginning in July 2004, his compensation is set at $8,000 monthly base compensation with a monthly $2,500 minimum cash payment and the remainder may be paid in shares of restricted common stock. In addition, he has also received 200,000 shares of common stock plus warrants to acquire 300,000 shares of common stock at $0.20 per share in accordance with a vesting schedule.

In September 2003, we entered into a consulting agreement with Natasha A. Sorobey to provide investor relations services, In August 2004, Ms. Sorobey assumed the position of Corporate Secretary, while continuing her corporate and investor relations responsibilities. Her contract provides her with base compensation of $60,000 per annum. In addition, she has also received 400,000 shares of common stock plus warrants to acquire 200,000 shares of common stock at $0.18 per share in accordance with a vesting schedule.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

We currently have no formal employment agreement with David S. Lerner, our President and principal executive officer, who currently receives salary and other compensation as detailed in the Summary Compensation Table above. The compensation committee of the Board of Directors has been in the process of renegotiating a more formal employment relationship with Mr. Lerner. The draft (unsigned) agreement currently provides that Mr. Lerner will receive an initial annual salary of $125,000, which has set increases as the Company's financial resources improve, warrants to acquire 1,500,000 shares of common stock, to be priced at 75% of the then current market price when issued, such warrants to be subject to time and performance vesting provisions, a bonus structure, car allowance and other benefits. It is anticipated that a formal agreement incorporating these terms will be finalized and signed on or before November 30, 2004.

No retirement, pension or insurance programs or other similar programs have been adopted for our directors, officers, employees or consultants.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Each of the following persons was either a Director, executive officer or person holding more than 10% of our issued and outstanding common stock (being the only class of the Company's equity securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), and failed to file on a timely basis one or more reports required under Section 16(a) of the Exchange Act during the fiscal year ended June 30, 2004, as described below:

      1. The reporting of transactions which took place effective July 24, 2003 where certain of our then directors (which did not then include Mr. Caffrey) received grants of common stock and/or stock options, but the actual issuance did not take place until September 24, 2004. All such common stock/stock option recipients failed to file a Form 4 in a timely fashion; and

      2. Mr. Caffrey, who became a Director on March 8, 2004, did not file his initial Insiders Report on Form 3 in a timely fashion.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In January 2003, we converted the note payable balance of $23,710 plus accrued interest due to Think Tank Associates, Inc., a company owned by our President, into 30,855 restricted shares of common stock.

In May 2003, we issued 500,000 shares of restricted common stock to our Chairman of the Board for $250,000 in cash.

In September 2003, we converted a note payable to a relative of our President with an outstanding balance of $9,300 plus accrued interest into restricted common stock at a conversion rate of $0.25 per share.

At June 30, 2004 and 2003, we paid $6,900 for each year to our President for the sub-lease of office space. The sub-lease is for a period of one year and expires in July 2005.

For the fiscal years ended June 30, 2004 and 2003, we received approximately $529,000 and $635,000, respectively, from our Chairman, of which $50,000 was repaid, and accrued interest of approximately $90,000 and $57,000, respectively. At June 30, 2004, the amount of the notes payable to our Chairman and to our President of $1,829,200 and 73,839, respectively, plus accrued interest, totaled $2,086,000 and are convertible into approximately 4,145,000 shares of common stock. During the fiscal year 2004, the president loaned us approximately $75,500 to fund operations, of which $1,978 was repaid. The interest rate on this loan is 6% per annum.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

In September 2003, we negotiated a successor agreement with our Chairman, Mr. Michael Granito, regarding the line of credit, which expired July 1, 2003 totaling $1,300,200, excluding interest. The line of credit of $750,000 and the short term borrowing of $550,200 are consolidated into a single convertible note for up to $1,500,000 excluding accrued interest, at an interest rate of 6% and due July 1, 2004. The maturity date of the note was extended to July 31, 2005 with the consent of Mr. Granito. The convertible note is secured by our assets and revenues and is senior to all other debt obligations. The note plus accrued interest will be convertible into common stock, in full or in part, at the option of the lender for a term of up to 5 years beginning at September 1, 2003 at a conversion rate of $0.38 per share. The conversion rate was determined as 15% above the average share price over the prior 20 trading days ($0.33 per share). The note has an anti-dilution provision in the event that we sell common stock to other investors at less than $0.20 per share. This convertible note agreement is made contingent upon the agreement of the lender to provide additional funding to us by purchasing restricted common stock at prices to be agreed to by us or other means. As of June 30, 2004 and 2003, no conversions into common stock had taken place. In August 2004, the Board of Directors granted the Chairman the right to consolidate the short-term debt and its related accrued interest into the convertible note under the same terms.

In September 2003, we sold 1,000,000 shares of restricted common stock to our Chairman for $250,000 in cash, $0.25 per share.

In November 2003, we sold 1,400,000 shares of restricted common stock to our Chairman for $350,000 in cash, $0.25 per share.

Messrs. Lerner and Granito are deemed to be our promoters. Mr. Lerner received 4,273,000 shares and Mr. Granito received 2,930,000 shares of common stock for founding our Company. There have not been any other transactions with promoters.

Other than the relationships with The University of Florida at Gainesville, no officer or director has any relationship with any company or entity that will be working on developing our family of technologies or patents.

                                   PROPOSAL 2
                  RATIFICATION AND APPROVAL OF THE SELECTION OF
                                DASZKALBOLTON LLP
                     AS QUICK-MED'S INDEPENDENT ACCOUNTANTS

The Board of Directors has selected DaszkalBolton LLP as the independent accountants to audit the financial statements of Quick-Med for the fiscal year ended June 30, 2005. DaszkalBolton LLP has audited our Company's financial statements since the firm's appointment as our independent accountants in February, 2002.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS RATIFY AND APPROVE THE SELECTION OF DASZKALBOLTON LLP AS THE INDEPENDENT ACCOUNTANTS FOR QUICK-MED TECHNOLOGIES, INC. FOR FISCAL 2005.

It is expected that a representative of DaszkalBolton LLP will be present at the Annual Meeting to respond to any questions and to make a statement on behalf of his or her firm, if such representative so desires.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

                                   PROPOSAL 3
                   APPROVAL OF THE ADOPTION OF THE AMENDED AND
                       RESTATED 2001 EQUITY INCENTIVE PLAN

On March 4, 2001, the Board of Directors of one of our predecessor companies, Quick-Med Technologies, Inc. (Delaware), unanimously approved the adoption of the 2001 Equity Incentive Plan and directed that such plan be submitted to stockholders for approval at an Annual Meeting. The Plan was adopted by Quick-Med's Board of Directors following the completion of the merger of Quick-Med (Delaware) and Above Average Investments, Ltd. to form Quick-Med in February 2002. On October 31, 2004, the Company's Board of Directors approved an amendment to the 2001 Equity Incentive Plan to increase the number of shares of common stock underlying the Plan, resulting in the current Amended and Restated 2001 Equity Incentive Plan (the "Plan"). The Plan, both before and since its amendment, has not been submitted to the stockholders for approval at any prior Annual Meeting, but the Plan is now placed before the stockholders at this Meeting for approval and ratification of adoption. A copy of the Amended and Restated 2001 Equity Incentive Plan is included as Schedule "A" to this Proxy Statement.

REASONS FOR THE (AMENDED) PLAN

Stock, stock options and restrictive common stock grants are an important and critical element of compensation in the biosciences industry, especially for a company such as us in which the primary focus is currently on research and development of products requiring high levels of expertise. Without stock options and other stock compensation schemes, we would have difficulty attracting and retaining directors, officers, employees and consultants. While the Board of Directors has granted and continue to grant stock options and restricted common stock in accordance with the Plan, stockholder approval and ratification of the Plan is required prior to common stock being issued upon exercise of any incentive stock options granted under the (amended) Plan, or such options will not be treated as incentive stock options.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE ADOPTION OF THE AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN.

To be approved, this resolution requires approval of the holders of common stock representing a majority of the votes cast at the Annual Meeting.

DESCRIPTION OF THE PLAN

The following is a summary of the principal provisions of the Plan, but it is not intended to be a complete description of all the terms and provisions of the Plan. A copy of the Plan is attached as Exhibit A to this Proxy Statement.

History. The 2001 Equity Incentive Plan originally became effective in early 2001, with the approval of the Board of Quick-Med (Delaware), one of our predecessor companies, on March 4, 2001. Following the February 2002 merger creating the current Quick-Med, the Plan was adopted and continued for use within the merged Quick-Med by the Board. On October 31, 2004, the Board of Directors approved an amendment to the Plan to increase the number of shares of common stock underlying the Plan (from 3,000,000 shares of common stock to 4,000,000 shares of common stock), resulting in the Plan as currently constituted.

Purpose. The purpose of the Plan is to further our growth and development by providing, through ownership of stock, incentive to officers, employees, directors and consultants who are in a position to contribute materially to our prosperity and upon whose efforts and judgment our success is largely dependent, to increase such persons' interest in Quick-Med's welfare, to encourage them to continue their services to the Company, and to attract individuals of outstanding ability to enter our employ or service, to remain or become directors of Quick-Med and to provide valuable services to us.

Types of Stock Options. The Plan includes two types of options: options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), and non-qualified stock options not specifically authorized or qualified for favorable income tax treatment by the Code.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

Administration. The Plan is administered by the Board, or in the discretion of the Board, by the compensation committee or another committee ("Committee") consisting of two or more directors of Quick-Med who are "outside directors" as defined in I.R.S. Treasury Regulation Section 1.162-27(e)(3) and "non-employee directors" (within the meaning of amended Rule 16b-3 under Securities Exchange Act of 1934). The administrator of the Plan (the "Plan Administrator") has exclusive authority to determine employees, directors and consultants to whom options or Deferred Shares will be granted, the timing and manner of the grant of options, the exercise price, the number of shares covered by and all of the terms of options, the duration and purpose of leaves of absence which may be granted to optionees without constituting termination of employment for the purposes of the Plan and all other determinations necessary or advisable for administration of the Plan. Members of the Committee are appointed by and serve at the pleasure of the Board and may be removed by the Board at its discretion.

Eligibility. Any employee, officer, director or consultant of Quick-Med (or any of our subsidiaries) is eligible to receive a grant of options under the Plan. We currently have 7 directors and approximately 10 employees and consultants who are eligible to receive a grant of options under the Plan.

Shares Subject to the (Amended) Plan. The aggregate number of shares of our common stock which may be issued pursuant to the Plan shall not exceed 4,000,000 shares. Shares of common stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by us in treasury. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or any Award of Restricted Stock should be forfeited by the recipient thereof, the shares not purchased by the optionee or forfeited by such a recipient shall again be available for Awards thereafter to be granted under the Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.

Stock Option Price. The exercise price for the common stock subject to any option shall be determined by the Plan Administrator at the time of grant provided, however, if the option is an Incentive Stock Option, the exercise price shall not be less than one hundred percent (100%) of the fair market value of such shares on the date of grant. Notwithstanding the foregoing, in the case of any option granted to any person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of Quick-Med or any of its parent or subsidiary corporations (a "Ten Percent Owner"), the option price shall not be less than 110% of the fair market value of the common stock of Quick-Med on the date the option is granted.

Term of Stock Option. No option shall be exercisable after the expiration of the earliest of (a) ten (10) years after the date the option is granted, or (b) ninety (90) days after the date the optionee's employment (or service) with us terminates, unless the Plan Administrator shall provide otherwise in the grant of a particular option under the Plan. Military, sick or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent optionee's reemployment rights, if any, are guaranteed by statute or by contract. The Plan Administrator in its sole discretion may, by giving written notice, cancel effective upon the date of the consummation of any consolidation, merger or similar corporate transaction, any Option that remains unexercised on such date; provided, however, that the option agreement for any option may provide for longer or shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an optionee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock or any of our parent or subsidiary corporations, the term set forth in (a), above, shall not be more than five (5) years after the date the option is granted. If an optionee is terminated for cause, his or her option shall terminate on the date of termination.

Vesting and Exercise of Stock Options. No option shall be exercisable during the lifetime of an optionee by any person other than the optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each option shall be exercisable and to accelerate the time or times of exercise. To the extent that an optionee has the right to exercise an option and purchase shares pursuant thereto, the option may be exercised from time to time by written notice to the Company, stating the number of shares of common stock being purchased and accompanied by payment in full of the exercise price for such shares in the form of cash (or certified or bank check payable to the order of the Company) or, if the Plan Administrator so authorized on the grant of a particular option (and subject such conditions, if any, as the Plan Administrator may deem necessary to avoid adverse accounting effects to the Company) by delivery of shares of Common Stock held at least six (6) months which have a fair market value equal to the exercise price of the shares to be purchased. Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program maintained by the Company if the Quick-Med's common stock is traded on an established market.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
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No Transfer of Options.  Options are not transferable by optionees other than by will or the laws of decent and distribution.

Limit on Incentive Stock Options. The aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which Incentive Stock Options granted to an optionee are exercisable for the first time by an optionee during any calendar year (under all Incentive Stock Option Plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of common stock with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all Incentive Stock Option Plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such options shall be treated as Non-Qualified Stock Options. The determination of which options shall be treated as Non-Qualified Stock Options shall be made by taking options into account in the order in which they were granted.

Stock Grants. The Plan Administrator has the discretion under the Plan to grant shares of common stock or restricted common stock to employees, officers, directors and consultants.

Stock grants that are not restricted shall be awarded solely in recognition of significant contributions to our success, in lieu of compensation otherwise already due and in such other limited circumstances as the Plan Administrator deems appropriate. Stock grants shall be made without forfeiture conditions of any kind.

Restricted stock grants shall be issued under the Plan for such consideration, in cash, other property or services, as is determined by the Plan Administrator. Each participant receiving a restricted stock award, subject to any escrow that may be imposed, shall be issued a stock certificate in respect of such shares of Restricted Stock bearing an appropriate legend substantially in the following form:

      "The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Quick-Med Technologies, Inc. Amended and Restated 2001 Equity Incentive Plan and an Award Agreement entered into by the registered owner and Quick-Med Technologies, Inc. Copies of such Plan and Agreement are on file in the offices of Quick-Med Technologies, Inc."

The Plan Administrator may require that the stock certificates evidencing shares of restricted common stock be held in custody by a designated escrow agent until the restrictions thereon shall have lapsed.

The Plan Administrator shall establish a "Restriction Period" with respect to restricted stock grants, which shall be subject to limitations on transferability and a risk of forfeiture (which may take the form of a right of the Company to repurchase the restricted stock for such consideration, if any, as the Plan Administrator shall have determined at grant) arising on the basis of such conditions, related to the performance of the recipient, our Company's performance or otherwise, as the Plan Administrator may determine. Any such risk of forfeiture may be waived, or the Restriction Period shortened, at any time by the Plan Administrator.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

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                                                                         Page 16


Except as otherwise provided in the Plan, at all times prior to lapse of any risk of forfeiture applicable to, or forfeiture of, an award of restricted stock, the holders of such restricted stock shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends with respect to the shares of restricted stock. The Plan Administrator, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Plan Administrator so determines, reinvested in additional restricted stock to the extent there are unused shares available under the Plan.

Unless otherwise determined by the Plan Administrator at or after grant, upon termination of a restricted stock participant's employment or other association with us for any reason during the Restriction Period, all shares of restricted stock still subject to risk of forfeiture shall be forfeited or subject to our right of repurchase (as determined from the form of the risk of forfeiture);
provided, however, that military, sick or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent participant's reemployment rights, if any, are guaranteed by statute or by contract.

Termination or Amendment of the Plan. The Board or the Plan Administrator may at any time terminate or amend the Plan or any award made under the Plan without the consent or approval of stockholders; provided, however, that, except in certain circumstances set forth in the Plan, no amendment or suspension of this Plan or any award issued hereunder shall substantially impair any award previously granted to any optionee or stock recipient without the consent of such optionee or recepient; provided that, without approval of the holders of a majority of our issued and outstanding shares of common stock represented and voting at a duly held meeting at which a quorum is present (which shares voting affirmatively also constitute a majority of the required quorum) or by the written consent of a majority of the outstanding shares of common stock, there shall be no increase in the total number of shares of common stock covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan and no extension of the term of the Plan beyond ten years after the earlier of the date the Plan is adopted or the date the Plan is approved by our stockholders.

Market Standoff or Lock-Up Agreements. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any of our securities under the Securities Act of 1934, as amended, shall not sell or otherwise transfer any shares of common stock acquired pursuant to this Plan during the period as may be agreed to by the Company and such underwriters (the "Lock-Up Period") following the effective date of such registration. We may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such Lock-Up Period.

Effective Date and Term of Plan. The Amended and Restated 2001 Equity Incentive Plan was first effective March 4, 2001 (the "Effective Date"). Unless sooner terminated by the Board in its sole discretion, the Plan will expire March 4, 2011.

CERTAIN UNITED STATES FEDERAL INCOME TAX INFORMATION

General. The following is a general summary as of the date of this Proxy Statement of the United States federal income tax consequences associated with participation in the Plan. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. This information may not be applicable to employees of foreign subsidiaries or to participants who are not residents of the United States. All participants have been and are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the Plan. Any tax effects that accrue to foreign employees as a result of participation in the Plan will be subject to the tax laws of the countries in which such employees reside.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
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
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Incentive Stock Options.  The optionee will recognize no income upon grant of an
Incentive Stock Option ("ISO") and incur no tax on its exercise unless the optionee is subject to the alternative minimum tax described below. If the optionee holds the stock acquired upon exercise of an ISO (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the optionee generally will realize long-term capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the optionee disposes of ISO Shares prior to the expiration of either of the above required holding periods (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise and the option exercise price, will be treated as ordinary income and reported on the employee's W-2 form. Income tax withholding on this income is optional. Any additional gain will be long-term or short-term capital gain, depending upon whether or not the ISO
Shares were held for more than one year following the date of exercise by the optionee. A disposition of ISO Shares for this purpose includes not only a sale or exchange, but also a gift or other transfer of legal title (with certain exceptions). Long-term capital gain is taxed at a maximum federal income tax rate of 20% rather than the 39.6% maximum rate applicable to other income.

Alternative Minimum Tax. Generally, the difference between the fair market value of stock purchased by exercise of an ISO (generally measured as of the date of exercise) and the amount paid for that stock upon exercise of the ISO is an adjustment to income for purposes of the alternative minimum tax. An alternative minimum tax adjustment applies unless a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the ISO. The alternative minimum tax (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's minimum taxable income for alternative minimum taxable income up to $175,000 ($87,500 for a married taxpayer filing a separate return) and 28% thereafter. Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items and reducing this amount by the applicable exemption amount ($45,000 in the case of a joint return, $33,750 for an unmarried taxpayer and $22,500 for a married taxpayer filing a joint return subject to reduction under certain circumstances). The alternative minimum tax will, however, be payable only to the extent that it exceeds an optionee's regular federal income tax for the year (computed without regard to certain credits and taxes).

Nonqualified Stock Options. An optionee will not recognize any taxable income at the time a nonqualified stock option ("NQSO") is granted. However, upon the exercise of an NQSO the optionee will include in income as compensation an amount equal to the difference between the fair market value of the shares on the date of exercise (in most cases) and the optionee's purchase price. The included amount will be treated as ordinary income and reported on an employee's W-2 form, or in the case of a non-employee, on a 1099 form and will be subject to income tax and FICA withholding by Quick-Med (either by payment in cash or withholding out of the optionee's salary) if the optionee is an employee. Upon the sale of the shares by the optionee, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending upon whether or not the optionee held the shares for more than one year following exercise of the NQSO.

Tax Treatment of Insiders. Optionees who are officers or directors of Quick-Med subject to Section 16(b) of the Securities Exchange Act of 1934 may be subject to special federal income tax treatment upon exercise of their options. In general, such optionees will be subject to tax with respect to income recognized upon exercise of their options upon the later to occur of (1) the date such income normally would be recognized under the principles described above, or (2) the expiration of the six-month forfeiture period under Section 16(b), unless such an optionee makes the election under Section 83(b) of the Code to be taxed as of the date specified in (1) above. The amount of income will be measured by reference to the value of the shares acquired upon exercise as of the application date. Optionees subject to this special treatment should consult their own tax advisors for further information.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

Deferred Shares. An optionee who receives a Deferred Shares award will not recognize any taxable income until unrestricted shares of Quick-Med's common stock are transferred to the optionee pursuant to the Plan. At such time or times, the fair market value of the shares received will be ordinary income for the optionee, will be subject to FICA withholding, and will be reported as compensation on a Form W-2 for employees and on a Form 1099 for non-employees.

Tax  Treatment  of  Quick-Med.  Quick-Med  will be entitled  to a  deduction  in connection with the exercise of an NQSO, as well as the delivery of shares pursuant to a Deferred Shares award, by a domestic optionee to the extent that the optionee recognizes ordinary income provided that the deduction is not disallowed under the provisions of Section 162(m) of the Code. Quick-Med will be entitled to a deduction in connection with the disposition of the ISO Shares only to the extent that the optionee recognizes ordinary income on a disqualifying disposition of the ISO Shares and will not be entitled to any deduction upon exercise of an ISO.

                                   PROPOSAL 4
                   APPROVAL OF AMENDMENTS TO THE ARTICLES AND
               BYLAWS REGARDING THE PERMITTED NUMBER OF DIRECTORS

The Amended and Restated Articles of Incorporation of the Company (the "Articles") currently provide that we may have no less than one (1) and no more than seven (7) directors. Article IV of Exhibit A to the Articles (in which the "Company" is defined as the "Corporation") currently reads as follows:

                                   "ARTICLE IV
                                    DIRECTORS

      The Governing Board shall be styled as Directors. The Directors are hereby granted the authority to do any act on behalf of the Corporation as may be allowed by law. Any action taken in good faith, shall be deemed appropriate and in each instance where the Nevada General Corporation Law provided that the Directors may act in certain instances where the Articles of Incorporation so authorize, such action by the Directors, shall be deemed to exist in these Articles and the authority granted by said Act shall be imputed hereto without the same specifically having been enumerated herein.

      The Board of Directors may consist of from one (1) to seven (7) directors, as determined, from time to time, by the then existing Board of Directors."

We believe that, should our business strategy be executed successfully, which will require the addition of capital, the ability to expand the Board of
Directors beyond the current maximum of seven (7) directors may prove beneficial. While the Board of Directors has no plans to nominate or appoint additional directors at this time (only seven (7) persons are nominated at this Meeting), the Board believes that approving this proposal at the Meeting will provide additional flexibility and will be in the best interests of the Company. As such, stockholders will be asked to approve a resolution to amend the second paragraph of Article IV of Exhibit A to the Articles to read as follows:

      "The Board of Directors may consist of from one (1) to nine (9) directors, as determined, from time to time, by the then existing Board of Directors."

Our Bylaws, although subordinate to the Articles, also contain restrictions on the number of Directors that can be appointed or elected, which provisions may only be amended by the stockholder. Should stockholders approve the resolution to amend the Articles, stockholders will similarly be asked to approve a resolution to amend Article III (Directors), Section 2 of the Bylaws, to read as follows following such amendment:


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
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
                                                                         Page 19


      "Section 2. NUMBER OF DIRECTORS. The number of Directors shall be no fewer than one (1) nor more than nine (9). The maximum or minimum number of Directors cannot be changed, nor can a fixed number be substituted for the maximum and minimum numbers, except by a duly adopted amendment to the Articles of Incorporation or by an amendment to these Bylaws duly adopted by a majority of the outstanding shares entitled to vote. However, any amendment that would reduce the authorized number of Directors to a number fewer than five (5) cannot be adopted if the votes cast against its adoption at a shareholders' meeting or the shares not consenting to an action by written consent are equal to more than one-sixth (16 2/3%) of the outstanding shares entitled to vote."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED AMENDMENTS TO BOTH THE COMPANY'S AMENDED AND RESTATED ARTICLES OF INCORPORATION (SO AS TO FURTHER AMEND AND RESTATE THE ARTICLES OF INCORPORATION) AND THE COMPANY'S BYLAWS, SUCH THAT THE MAXIMUM NUMBER OF DIRECTORS SHALL BE SET AT NINE
(9).

To be approved, each of the resolutions to approve these separate amendments (first to amend the Articles, second to amend the Bylaws) requires the approval of the holders of common stock representing a majority of the votes cast at the Annual Meeting.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

                                   PROPOSAL 5
                APPROVAL OF AMENDMENTS TO THE BYLAWS WITH RESPECT
                  TO TIMING OF ANNUAL MEETINGS OF STOCKHOLDERS

Article II (Meetings of Shareholders), Section 2 of our Bylaws (in which the Company is defined as the "corporation") currently reads as follows:

            "Section 2 ANNUAL MEETING. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors.

            The date so designated shall be within three months after the end of the corporation's fiscal year, and within fifteen months after the last annual meeting.

            At each  annual  meeting,  Directors  shall be elected and any other
      proper   business  within  the  powers  of  the   shareholders   shall  be
      transacted.";

This section of our Bylaws is overly restrictive for our Company, in that it is difficult to prepare all documentation required for an annual meeting, deliver such proxy solicitation materials to stockholders within necessary time limits and then hold an annual meeting within three months following our fiscal year end. The industry standard for the holding of annual meetings is within six months following the end of a company's fiscal year. As a public company whose common stock is registered under the Securities Act of 1933, as amended, our Company is required to complete an audit of its annual financial statements and submit a full Annual Report on the required form to the Securities and Exchange Commission (the "SEC"), and is permitted ninety (90) days (approximately three months) to complete these documents. The annual financial statements, typically contained within the Annual Report submitted to the SEC, are then distributed to stockholders, and this is usually accompanied by proxy solicitation materials for a company's annual meeting of stockholders. This process cannot be completed within three months following our Company's fiscal year end.

The Board of Directors seeks stockholder approval to amend Article II, Section 2 of the Bylaws such that the date designated by the Board of Directors for the holding of the Company's annual meeting of stockholders be within six months following the Company's fiscal year end. This would allow us sufficient time to prepare full disclosure documents for stockholders in advance of our annual meetings. The Board of Directors is of the opinion that this requested change will have no material (negative) impact on the stockholders

The Board of Directors proposes that the following be substituted for the current Section 2 of Article II (Meetings of Shareholders) of the Company's bylaws:

            "Section 2 ANNUAL MEETING. The annual meeting of shareholders shall be held each year on a date and at a time designated by the Board of Directors.

            The date so designated shall be within three months after the end of the corporation's fiscal year, and within fifteen months after the last annual meeting.

            At each  annual  meeting,  Directors  shall be elected and any other
      proper   business  within  the  powers  of  the   shareholders   shall  be
      transacted.";

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS, SUCH THAT THE COMPANY'S LATEST DATE FOR HOLDING OF ANNUAL MEETINGS BE EXTENDED TO SIX MONTHS FOLLOWING THE COMPANY'S FISCAL YEAR END.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
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
                                                                         Page 21


To be  approved,  the  resolution  to approve  this  proposed  amendment  to the
Company's   Bylaws  requires  the  approval  of  the  holders  of  common  stock representing a majority of the votes cast at the Annual Meeting.

                                   PROPOSAL 6
                APPROVAL OF AMENDMENTS TO THE BYLAWS WITH RESPECT
                   TO STOCKHOLDER WRITTEN CONSENT RESOLUTIONS

Article II (Meetings of Shareholders), Section 10 of our Bylaws (in which the Company is defined as the "corporation") currently reads as follows:

      "Section 10. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

      Directors may be elected by written consent of the shareholders without a meeting only if the written consents of all outstanding shares entitled to vote are obtained, except that vacancies on the Board (other than vacancies created by removal) not filled by the Board may be filled by the written consent of the holders of a majority of the outstanding shares entitled to vote.

      All consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any shareholder or other authorized person who has given a written consent may revoke it by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

      Unless the consents of all shareholders entitled to vote have been solicited in writing, prompt notice shall be given of any corporate action approved by shareholders without a meeting by less than unanimous consent, to those shareholders entitled to vote who have not consented in writing."

While this section of our Bylaws clearly permits the use of written consent resolutions signed by less than all stockholders to take actions which could otherwise be taken at a meeting, so long as sufficient stockholders holding the minimum number of votes (shares of common stock) required to authorize or approve such action have signed such resolution, it does not clearly state that a written consent resolution of stockholders can be utilized in lieu of holding a stockholders' meeting. Furthermore, paragraph two of this section of the Bylaws requires the signatures of ALL stockholders on a written consent resolution of stockholders which elects Directors (other than to fill a vacancy). Given our current capital structure, which involves our common stock being registered for trading, it would be impossible to obtain all stockholders' signatures. One of the primary elements of any annual meeting of stockholders is the nomination and election of Directors. Essentially, this section of our Bylaws prevents the Company from utilizing the option of securing a written consent resolution (to be signed by stockholders holding no less than the minimum majority of shares required for approval, based on all outstanding shares of common stock) in lieu of an annual meeting, and does not clearly permit the use of written consent resolutions of stockholders in lieu of special meetings of stockholders.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

The Board of Directors seeks stockholder approval to amend Article II, Section 10 of the Bylaws to permit the use of written consent resolutions of stockholders in place of any meeting of stockholders, including annual meetings, if holders of not less than the minimum number of shares required to vote in favour of all actions to be taken at the meeting for which the written consent resolution is being relied upon in lieu of the meeting, approve the resolution by their signatures. This would permit greater flexibility in dealing with future matters requiring stockholder approval.

The Board of Directors is of the opinion that with the minimum share requirements to sign written consent resolutions to make them effective, as well as the requirement set forth in paragraph four of this section of the Bylaws requiring notice of all non-unanimous stockholder consent resolutions be provided to all stockholders who did not consent in writing, the interests of the vast majority of our stockholders will not be adversely affected by the proposed amendments.

The Board of Directors proposes that the following be substituted for the current Section 10 or Article II (Meetings of Shareholders) of the Company's bylaws:

      "Section 10. SHAREHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING. Any action that could be taken at an annual or special meeting of shareholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted. Notwithstanding the generality of the foregoing, consents in writing signed by shareholders holding sufficient shares to approve all actions which may be taken at a meeting of shareholders may be utilized and relied upon in lieu of any meeting of shareholders, including any annual meeting of shareholders.

      The Directors of the corporation may similarly be elected (or appointed to fill vacancies on the Board not filled by the Board) by written consent of a majority of the holders of a majority of the outstanding shares entitled to vote.

      All consents shall be filed with the Secretary of the corporation and shall be maintained in the corporate records. Any shareholder or other authorized person who has given a written consent may revoke it by a writing received by the Secretary of the corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

      Unless the consents of all shareholders entitled to vote have been solicited in writing, prompt notice shall be given of any corporate action approved by shareholders without a meeting by less than unanimous consent, to those shareholders entitled to vote who have not consented in writing."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS APPROVE THE PROPOSED AMENDMENT TO THE COMPANY'S BYLAWS, SUCH THAT THE COMOPANY MAY HAVE GREATER FLEXIBLITY WITH RESPECT TO THE USE OF STOCKHOLDER WRITTEN CONSENT RESOLUTIONS IN FUTURE.

To be  approved,  the  resolution  to approve  this  proposed  amendment  to the
Company's   Bylaws  requires  the  approval  of  the  holders  of  common  stock representing a majority of the votes cast at the Annual Meeting.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

                             AUDIT COMMITTEE REPORT

The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this Audit Committee Report shall not be deemed "soliciting materials," filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this Audit Committee Report be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Quick-Med specifically incorporates this information by reference.

The audit committee is responsible for oversight of our accounting and financial reporting policies, practices and internal controls on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants (or auditors) are responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the annual report with management. As part of its review, the audit committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee also reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted accounting principles. In addition, the audit committee has discussed with the independent auditors the auditors' independence from management and Quick-Med, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independent Discussions With Audit Committees), and considered the compatibility of non-audit services with the auditors' independence.

The audit committee discussed with the independent auditors the overall scope and plans for their audits. The audit committee met with the independent auditors to discuss the results of their examinations, their evaluations of Quick-Med's internal controls, and the overall quality of the Company's financial reporting and the other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The audit committee also met without management.

The following table sets forth fees billed to us by our auditors during the fiscal years ended June 30, 2004 and June 30, 2003 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements; (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not related as Audit Fees; (iii) services rendered in connection with tax compliance, tax advice and tax planning; and (iv) all other fees for services rendered. "Audit Related Fees" consisted of consulting regarding accounting issues.

                                          JUNE 30, 2004        JUNE 30, 2003

Audit Fees:                                     $29,000              $37,290

Audit Related Fees:                                  $0                   $0

Tax Fees:                                       $10,475               $8,985

All Other Fees:                                      $0                   $0


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

The  members  of the  audit  committee  are not  professionally  engaged  in the practice of auditing or accounting, and are not employed by the Company for accounting, financial management or internal control purposes. Members of the audit committee relied, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee's oversight does not provide any basis, other than the review and discussions with management and the independent auditors referred to above, to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that Quick-Med's auditors are in fact "independent."

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the audit committee referred to above and in the Charter, the audit committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-KSB and 10-KSB-A for the fiscal year ended June 30, 2004 for filing with the Securities and Exchange Commission.

                                                 The Audit Committee


                                                 George E. Friel
                                                 Michael R. Granito
                                                 Richard F. Caffrey

                          TRANSACTION OF OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Stockholders that will come before the Meeting. Should any other matters arise requiring the vote of stockholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

                              STOCKHOLDER PROPOSALS

The Company must receive at its principal offices before July 20, 2005, any proposal which a stockholder wished to submit to the 2005 Annual Meeting of Stockholders, if the proposal is to be considered by the Board of Directors for inclusion in the proxy materials for that Annual Meeting.

Our Bylaws provide that a stockholder wishing to present a nomination for Director or to bring any other matter before the annual meeting of stockholders must give written notice to the Secretary of Quick-Med not less than sixty days prior to the meeting. If less than sixty days or prior public disclosure of the date of the meeting is given to stockholders, notice of the stockholder proposal must be received no later than seven days after the notice or announcement of the meeting date.

A stockholder's notice to the Secretary shall include (i) a brief description of the matter or nomination and the reason for addressing the matter at the meeting, (ii) the stockholder's name and address, (iii) the number of shares of Quick-Med owned or controlled by the stockholder, (iv) any material interest of the stockholder in the matter or nomination proposed, and (v) all other required information under Regulations 14A under the Securities Exchange Act of 1934.


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

Quick-Med's proxy related to the 2005 annual meeting will give discretionary voting authority to the proxy holders to vote with respect to any stockholder proposal that is received more than seven days after the date of notice of the 2005 annual meeting of stockholders. Any stockholder wishing to make a nomination or proposal should obtain a copy of the relevant provisions of our Bylaws from the Secretary.

                                   ----------

Please return your proxy as soon as possible. Unless a quorum, consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed prepaid return envelope. Please act promptly and ensure that you will be represented at this important meeting.

If requested, we will furnish you any exhibit listed on the exhibit index to our Annual Report on Form 10-KSB/A for the fiscal year ended June 30, 2004 upon payment of a reasonable copying fee.

                                          By Order of the Board of Directors:


                                          Michael R. Granito
                                          Chairman

November o, 2004


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                                             2004 ANNUAL MEETING OF STOCKHOLDERS
                                                    QUICK-MED TECHNOLOGIES, INC.

                                  SCHEDULE "A"
                             TO THE PROXY STATEMENT
                                       OF
                          QUICK-MED TECHNOLOGIES, INC.
                             DATED NOVEMBER o, 2004

                              AMENDED AND RESTATED
                           2001 EQUITY INCENTIVE PLAN

  ===========================================================================

                          QUICK-MED TECHNOLOGIES, INC.
                              AMENDED AND RESTATED
                           2001 EQUITY INCENTIVE PLAN

  ===========================================================================

As approved by the Board of Directors on March 4, 2001, and as amended and restated with the approval of the Board of Directors on October 31, 2004.

1. PURPOSE. The purpose of the Quick-Med Technologies, Inc. Amended and Restated 2001 Equity Incentive Plan (the "Plan") as adopted by and approved by the Board of Directors of Quick-Med Technologies, Inc., a Nevada corporation, for itself and any subsidiaries (the "Company"), is to advance the interests of the Company by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, and upon whose efforts and judgment the success of the Company and its subsidiaries is largely dependent, including key employees, consultants, independent contractors, advisory board members, officers and directors, by authorizing the grant of awards of Common Stock and options to purchase Common Stock of the Company to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2. Definitions. As used herein, the following terms shall have the meanings indicated:

(a) "Award" means any grant or sale pursuant to the Plan of Options, Restricted Stock, or Stock Grants.

(b) "Award Agreement" means an agreement between the Company and the recipient of an Award, setting forth the terms and conditions of the Award.

(c)      "Board" shall mean the Board of Directors of the Company.

(d)      "Cause" shall mean any of the following:

         (i) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Participant to perform his or her duties as an employee of the Company;

         (ii) a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment agreement between such Optionee and the Company;

         (iii) any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof;

         (iv) a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or its personnel;

         (v) a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

         (vi) if the Optionee, while employed by the Company and for two years thereafter (or such shorter period as may be stated in any employment, confidentiality or noncompete agreement with the Optionee), violates a confidentiality and/or noncompete agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information; provided, however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee's employment for "cause," the term "Cause" for purposes of this Plan shall have the meaning as set forth in the Optionee's employment agreement in lieu of the definition of "Cause" set forth in this Section 2(d).

(e) "Change of Control" shall mean the acquisition by any person or group (as that term is defined in the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of 40% or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within one year after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not directors or officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of 40% or more in voting power of the outstanding stock of the Company.

(f)      "Code" shall mean the Internal Revenue Code of 1986, as amended.

(g) "Committee" shall mean the stock option or compensation committee appointed by the Board or, if not appointed, the Board.

(h) "Common Stock" shall mean the Company's Common Stock, par value $0.0001 per share.

(i) "Confidential Information" shall mean any and all information pertaining to the Company's financial condition, clients, customers, prospects, sources of prospects, customer lists, trademarks, trade names, service marks, service names, "know-how," trade secrets, products, services, details of client or consulting contracts, management agreements, pricing policies, operational methods, site selection, results of operations, costs and methods of doing business, owners and ownership structure, marketing practices, marketing plans or strategies, product development techniques or plans, procurement and sales activities, promotion and pricing techniques, credit and financial data concerning customers and business acquisition plans, that is not generally available to the public.

(j)      "Director" shall mean a member of the Board.

(k) "Employee" shall mean any person, including Officers, Directors, consultants and independent contractors, who is either employed or engaged by the Company or any parent or Subsidiary of the Company within the meaning of Code Section 3401(c) or the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any Officer or Director of the Company shall be considered an Employee even if he or she is not an employee with the meaning of the first sentence of this section.

(l) "Fair Market Value" of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner. For this purpose, the "Closing Price" of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the Common Stock is quoted on Nasdaq or any similar system of automated dissemination of quotations of securities prices in common use, the closing sales price or, if not available the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iii) if neither clause (i) nor (ii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau, Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days. If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company's Common Stock is not then publicly traded or quoted), then the "Fair Market Value" of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(m) "Grant Date" means the date as of which an Option is granted, as determined under Section 4(a)(i).

(n) "Incentive Stock Option" shall mean an incentive stock option as defined in Section 422 of the Code.

(o) "Non-Employee Directors" shall have the meaning set forth in Rule 16b-3(b)(3)(i) under the Securities Exchange Act of 1934, as amended.

(p) "Non-Statutory Stock Option" or "Nonqualified Stock Option" shall mean an Option which is not an Incentive Stock Option.

(q) "Officer" shall mean the Company's chairman, chief executive officer, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company. Officers of subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company. As used in this paragraph, the phrase "policy-making function" does not include policy-making functions that are not significant. Unless specified otherwise in a resolution by the Board, an "executive officer" pursuant to Item 401(b) of Regulation S-K (17 C.F.R. ss.229.401(b)) shall be only such person designated as an "Officer" pursuant to the foregoing provisions of this paragraph.

(r) "Option" (when capitalized) shall mean any stock option granted under this Plan.

(s) "Optionee" shall mean a Participant to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.

(t)      "Participant" means any holder of an outstanding Award under the Plan.

(u) "Plan" shall mean this 2001 Equity Incentive Plan of the Company, which Plan shall be effective upon approval by the Board, subject to approval, within 12 months of the date thereof by holders of a majority of the Company's issued and outstanding Common Stock of the Company.

(v) "Restricted Stock" means a grant or sale of shares of Common Stock to the Participant subject to a Risk of Forfeiture.

(w) "Restriction Period" means the period of time during which any grant of Restricted Stock remains at Risk of Forfeiture as described in Section 4(d) and the applicable Award Agreement.

(x) "Risk of Forfeiture" means a limitation on the right of the Participant to retain an Award of Restricted Stock, including a right in the Company to reacquire the Shares at less than their then Fair Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

(y) "Stock Grant" means the grant of shares of Common Stock not subject to restrictions or other forfeiture conditions.

(z)      "Securities Act" shall mean the Securities Act of 1933, as amended.

(aa) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

(bb) "Share" or "Shares" shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.

(cc) "Subsidiary" shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(dd) "Ten Percent Owner" means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. Whether a person is a Ten Percent Owner shall be determined with respect to each Option based on the facts existing immediately prior to the grant date of such Option.

3. SHARES AND OPTIONS. At no time shall the number of shares of Common Stock issued pursuant to or subject to outstanding Awards granted under the Plan exceed 4,000,000 shares of Common Stock; subject, however, to the provisions of Section 10 of the Plan. Shares of Common Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury. For purposes of applying the foregoing limitation, if any Option expires, terminates, or is cancelled for any reason without having been exercised in full, or any Award of Restricted Stock should be forfeited by the recipient thereof, the shares not purchased by the Optionee or forfeited by such a recipient shall again be available for Awards thereafter to be granted under the Plan. If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan. Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan. An Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option. All Incentive Stock Options shall be granted within 10 years from the effective date of this Plan. Awards of Incentive Options granted prior to shareholder approval of the Plan are hereby expressly conditioned upon such approval, but in the event of the failure of the shareholders to approve the Plan shall thereafter and for all purposes be deemed to constitute Non-Statutory Options.

4.       SPECIFIC TERMS OF AWARDS.

(a)      Options.

         (i) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

         (ii) Exercise Price. The price at which shares may be acquired under each Incentive Option shall be not less than 100% of the Fair Market Value of Common Stock on the Grant Date, or not less than 110% of the Fair Market Value of Common Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares may be acquired under each Non-Statutory
                  Option shall not be so limited solely by reason of this Section.

         (iii) Option Period. No Incentive Option may be exercised on or after the tenth anniversary of the Grant Date, or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner. The Option period under each Non-Statutory Option shall not be so limited solely by reason of this Section.

         (iv) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may accelerate the exercisability of such Option in whole or in part at any time, provided the acceleration of the exercisability of any Incentive Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code.

         (v) Termination of Association with the Company. Unless the Committee shall provide otherwise in the grant of a particular Option under the Plan, if the Optionee's employment or other association with the Company and its Affiliates is terminated, whether voluntarily or otherwise, any outstanding Option of the Optionee shall cease to be exercisable in any respect not later than ninety (90) days following such termination and, for the period it remains exercisable following termination, shall be exercisable only to the extent exercisable at the date of termination, provided that if the termination is for Cause, then the Option shall terminate on the date of termination. Military, sick or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of ninety (90) days or the period during which the absent Optionee's reemployment rights, if any, are guaranteed by statute or by contract. The Committee in its sole discretion may, by giving written notice ("cancellation notice"), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 5(c) hereof, any Option that remains unexercised on such date. Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

         (vi) Exercise of Option. An Option may be exercised by the Optionee giving written notice, to the Company, specifying the number of shares with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash, or certified or bank check payable to the order of the Company in an amount equal to the exercise price of the shares to be purchased or, if the Committee had so authorized on the grant of any particular Option hereunder (and subject such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company) by delivery of shares of Common Stock held at least six (6) months which have a Fair Market Value equal to the exercise price of the shares to be purchased. Payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program maintained by the Company if the Stock becomes traded on an established market. Receipt by the Company of such notice and payment shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates for the number of shares then being purchased. Such shares shall be fully paid and nonassessable.

         (vii) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Common Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Fair Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Fair Market Value at the date of grant of the number of shares of Common Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Common Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate
                  Non-Statutory Option, otherwise identical in its terms to those of the Incentive Option.

         (viii) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of such shares prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

         (ix) Other Conditions. In granting Options, the Committee shall take into consideration the contribution the person has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters. The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, including, without limitation, (i) the exercise price or prices of the Option or any installments thereof, (ii) prescribing the date or dates on which the Option becomes and/or remains exercisable, (iii) providing that the Option vests or becomes exercisable in installments over a period of time, and/or upon the attainment of certain stated standards, specifications or goals, (iv) relating an Option to the continued employment of the Optionee for a specified period of time, or (v) conditions or termination events with respect to the exercisability of any Option, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided, however, that to the extent not canceled pursuant to Section 4(a)(v) hereof, upon a Change of Control, any Options that have not yet vested shall vest upon such Change of Control. The Options granted to employees under this Plan shall be in addition to regular salaries, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries. Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

(b) Restricted Stock.

         (i) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, as is determined by the Committee.

         (ii) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (iii) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

                  "The transferability of this certificate and the shares represented by this certificate are subject to the terms and conditions of Quick-Med Technologies, Inc. Amended and Restated 2001 Equity Incentive Plan and an Award Agreement
                  entered into by the registered owner and Quick-Med Technologies, Inc. Copies of such Plan and Agreement are on file in the offices of Quick-Med Technologies, Inc."

         (iii) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

         (iv) Restrictions and Restriction Period. During the period established by the Committee and set forth in the Award Agreement, i.e., the Restriction Period, Restricted Stock shall be subject to limitations on transferability and a Risk of Forfeiture (which may take the form of a right of the Company to repurchase the Restricted Stock for such consideration, if any, as the Committee shall have determined at grant) arising on the basis of such conditions, related to the performance of services, Company or Affiliate performance or otherwise, as the Committee may determine. Any such Risk of Forfeiture may be waived, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

         (v) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan, at all times prior to lapse of any Risk of Forfeiture applicable to, or
                        forfeiture  of,  an  Award  of  Restricted   Stock,  the
                  Participant shall have all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends with respect to the shares of Restricted Stock. The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares are available under Section 3.

         (vi) Effect of Termination of Employment or Association. Unless otherwise determined by the Committee at or after grant and subject to the applicable provisions of the Award Agreement, upon termination of a Participant's employment or other association with the Company and its Affiliates for any reason during the Restriction Period, all shares of Restricted Stock still subject to Risk of Forfeiture shall be forfeited or subject to the Company's right of repurchase (as determined from the form of the Risk of Forfeiture); provided, however, that military, sick or other bona fide leave shall not be deemed a termination of employment or other association, if it does not exceed the longer of ninety (90) days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract.

         (vii) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

(c) Stock Grants. Stock Grants shall be awarded solely in recognition of significant contributions to the success of the Company or its Affiliates, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

5.       ADJUSTMENT OF SHARES.

(a) Stock Dividend, Etc. In the event of any distribution on Stock payable in Stock or any split-up or contraction in the number of shares of Stock after the date of an Award Agreement evidencing an Award, the remaining number of shares of Stock subject to such Award and the price to be paid for any share subject to the Award, if any, shall be proportionately adjusted.

(b) Stock Reclassification. In the event of any reclassification or change of outstanding shares of Stock, immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Award shall thereafter relate to shares of stock or other securities equivalent in kind and value to those shares which the Participant would have received if he or she had held of record the full remaining number of shares of Stock subject to the Award immediately prior to such reclassification or change.

(c) Consolidation or Merger. Subject to the remainder of this Section 5(c), in the event of any consolidation or merger of the Company with or into another company or in case of any sale or conveyance to another company or entity of the property of the Company as a whole or substantially as a whole, immediately thereafter (and subject to further adjustment for subsequent events) any outstanding Award shall thereafter relate to shares of stock or other securities equivalent in kind and value to those shares and other securities the Participant would have received if he or she had held of record the full remaining number of shares of Stock subject to the Award immediately prior to such consolidation, merger, sale or conveyance. However, unless any Award Agreement evidencing the grant of an Option shall provide different or additional terms, in any such transaction the Committee, in its discretion, may provide instead that any outstanding Option shall terminate, to the extent not exercised by the Optionee prior to termination, either (a) at the close of a period of not less than ten (10) days specified by the Committee and commencing on the Committee's delivery of written notice to the Optionee of its decision to terminate such Option without payment of consideration as provided in the following clause or (b) as of the date of the transaction, in consideration of the Company's payment to the Optionee of an amount of cash equal to difference between the aggregate Fair Market Value of the shares of Stock for which the Option is then exercisable and the aggregate exercise price for such shares under the Option.

(d) Other. In the event of any corporate action not specifically covered by the preceding Sections, including but not limited to an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances.

(e) Related Matters. Any adjustment in Awards made pursuant to this Section 5 shall be determined and made, if at all, by the Committee and shall include any correlative modification of terms, including of option exercise prices, Risks of Forfeiture and applicable repurchase prices for Restricted Stock, which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action. No fraction of a share shall be purchasable or deliverable upon exercise, but in the event any adjustment hereunder of the number of shares covered by an Award shall cause such number to include a fraction of a share, such number of shares shall be adjusted to the nearest smaller whole number of shares. In the event of changes in the outstanding Stock by reason of any stock dividend, split-up, contraction, reclassification, or change of outstanding shares of Stock of the nature contemplated by this Section 5, the number and kind of shares of Stock available for the purposes of the Plan as stated in Section 3 shall be correspondingly adjusted.

(f) Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(g) Without limiting the generality of the foregoing, the existence of outstanding Awards granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate(i) any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company's capital structure or its business; (ii) any merger or consolidation of the Company or to which the Company is a party; (iii) any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Awards;
         (iv) any purchase or issuance by the Company of Shares or other classes of Common Stock or common equity securities; (v) the dissolution or liquidation of the Company; (vi) any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or (vii) any other corporate act or proceeding, whether of a similar character or otherwise.

(h) The Participant shall receive written notice within a reasonable time prior to the consummation of such action advising the Participant of any of the foregoing. The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

6. NONTRANSFERABILITY OF AWARDS. Except as otherwise provided in this Section, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Non-Statutory Option or shares of Restricted Stock, provide that such Award may be transferred by the recipient to an immediate family member; provided, however, that any such transfer is without payment of any consideration whatsoever, that no transfer of an Option shall be valid unless first approved by the Committee, acting in its sole discretion, and that any Restricted Stock so transferred shall remain subject to any applicable restriction on transfer and Risk of Forfeiture. For this purpose, "immediate family member" means an individual's parents, siblings, spouse and issue, spouses of such issue and any trust for the benefit of, or the legal representative of, any of the preceding persons, or any partnership substantially all of the partners of which are one or more of such persons or the Participant.

7. ISSUANCE OF SHARES. As a condition of any sale or issuance of Shares upon exercise of any Award, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:

         (i) a representation and warranty by the Participant to the Company, at the time any Option is exercised or other Award granted, that he is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

         (ii) (A) an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable shareholders' or other agreement relating to the Shares, including, without limitation, any restrictions on sale or transferability, any rights of first refusal and any option of the Company to "call" or purchase such Shares under then applicable agreements; and

                  (B) any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

8.       ADMINISTRATION OF THIS PLAN.

(a) This Plan shall be administered by a Committee which shall consist of not less than two Directors. In the event the Common Stock is listed or admitted for trading on any United States national securities exchange or as otherwise required by or advisable under any applicable laws, rules or regulations, the Plan shall be administered by a Committee consisting of not less than two Non-Employee Directors. The Committee shall have all of the powers of the Board with respect to this Plan. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its subsidiaries, and such other factors as the Committee in its discretion shall deem relevant.

(b) Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion, to: (i) grant Awards, (ii) determine the terms, conditions and provisions of each Award granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Award, (iii) determine the Participants to whom, and time or times at which, Awards shall be granted, (iv) determine the number of Shares to be represented by each Award, (v) defer (with the consent of the Optionee) or accelerate the exercise date of any Option or vesting date of any Stock Grant, and (vi) make all other determinations deemed necessary or advisable for the administration of this Plan, including repricing, canceling and regranting Awards.

(c) The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan. The Committee's determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all participants and any holders of any Awards granted under this Plan.

(d) Any and all decisions or determinations of the Committee shall be made either (i) by a majority vote of the members of the Committee at a meeting of the Committee or (ii) without a meeting by the unanimous written approval of the members of the Committee.

(e) No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

9.       INTERPRETATION.

(a) This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code. If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)      This Plan shall be governed by the laws of the State of Florida.

(c) Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.

(d) Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.

(e) Time shall be of the essence with respect to all time periods specified for the giving of notices to the Company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

(f) It is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Notwithstanding the above, it shall be the responsibility of each Optionee, not of the Company or the Committee, to comply with the requirements of Section 16 of the Securities Exchange Act; and neither the Company nor the Committee shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Securities Exchange Act.

10. MARKET STANDOFF OR LOCK-UP AGREEMENTS. Each Participant, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act, shall not sell or otherwise transfer any shares of Common Stock acquired pursuant to this Plan during the period as may be agreed to by the Company and such underwriters (the "Lock-Up Period") following the effective date of such registration. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such Lock-Up Period.

11. AMENDMENT AND DISCONTINUATION OF THIS PLAN. Either the Board or the Committee may from time to time amend this Plan or any Award without the consent or approval of the shareholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Award issued hereunder shall substantially impair any Award previously granted to any Participant without the consent of such Optionee.

12. TERMINATION DATE. This Plan shall terminate 10 years after the date of adoption by the Board of Directors.



Amended as of October 31, 2004.


                                QUICK-MED TECHNOLOGIES, INC.



                                By:  /s/ David S. Lerner
                                     ---------------------------------------
                                     David S. Lerner
                                     President



                                By:  /s/ Nam H. Nguyen
                                     ---------------------------------------
                                     Nam H. Nguyen
                                     Chief Financial Officer

                          QUICK-MED TECHNOLOGIES, INC.
                           2001 EQUITY INCENTIVE PLAN

                                   ----------

                                 2004 AMENDMENT

                                   ----------

WHEREAS, Quick-Med Technologies, Inc. (the "Company") maintains the Quick-Med Technologies, Inc. 2001 Equity Incentive Plan (the "Plan"), and the Board of Directors has duly approved a resolution to amend Section 3 of the Plan to increase by 1,000,000 the number of shares of the Company's common stock ("Common Stock") that may be awarded to participants under the Plan.

NOW, THEREFORE, BE IT RESOLVED: that the Plan be and it is hereby amended as follows, effective immediately but subject to approval of this amendment by the Company's stockholders.

         1. Section 3 of the Plan is amended by replacing "3,000,000" with "4,000,000".

         2. Each and every other provision of the Plan shall remain in full force and effect, subject only 2 to the change set forth above, references to this amendment and references to the Plan as the "Amended Plan".

WHEREFORE, the undersigned, being duly authorized officers of the Company, hereby adopt and approve this 2004 Amendment to the Plan, effective November 1, 2004.


                          QUICK-MED TECHNOLOGIES, INC.



                           By:     /s/ David S. Lerner
                                   ---------------------------------
                                   David S. Lerner
                                   President



                          By:      /s/ Nam H. Nguyen
                                   ---------------------------------
                                   Nam H. Nguyen
                                   Chief Financial Officer

P                             QUICK-MED TECHNOLOGIES, INC.
R
O              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
X
Y                     FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

                               TO BE HELD DECEMBER 13, 2004

      Michael R. Granito and David S. Lerner and either of them, with full power of substitution, are hereby authorized to represent and to vote as directed on this proxy the shares of common stock of Quick-Med Technologies, Inc. held of record by the undersigned on October 29, 2004 at the 2004 Annual Meeting of Stockholders to be held on December 13, 2004, and at any adjournments or postponements, as if the undersigned were present and voting at the meeting.

      The shares represented by this proxy will be voted as directed by the stockholder. Where no direction is given when the duly executed proxy is returned, such shares will be voted FOR each of the proposals set forth on this proxy as such proxies deem advisable and on such other matters as may properly come before the 2004 Annual Meeting of Stockholders, including, among other things, consideration of any motion made for adjournment or postponement of the meeting.

      Whether or not you expect to attend the meeting, you are urged to execute and return this proxy, which may be revoked at any time prior to its use.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                        ---------------------
                                                            SEE REVERSE
                                                                SIDE
                                                        ---------------------



================================================================================
                               PLEASE DETACH HERE

                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE

                          ~/ DETACH PROXY CARD HERE ~/

================================================================================

                                                        PLEASE MARK VOTES  |X|
                                                        AS IN THIS EXAMPLE


1. ELECTION OF NOMINEES MICHAEL R. GRANITO, DAVID S. LERNER, GEORGE E. FRIEL, PAUL G. CERJAN, GERALD M. OLDERMAN, GREGORY S. SCHULTZ AND RICHARD F. CAFFREY AS DIRECTORS OF QUICK-MED TECHNOLOGIES, INC.


           FOR all nominees |_| AGAINST the vote for all nominees |_|

         (Instruction: To withhold authority to vote for any nominee, write his name in the space provided.)

2. ATIFICATION OF THE APPOINTMENT OF DASZKALBOLTON LLP AS INDEPENDENT ACCOUNTANTS FOR FISCAL 2005.

                       FOR |_|  AGAINST  |_|  ABSTAIN    |_|

3. RATIFICATION AND APPROVAL OF THE AMENDED AND RESTATED 2001 EQUITY INCENTIVE PLAN.

                       FOR |_|  AGAINST  |_|  ABSTAIN    |_|


4. A. APPROVAL OF FURTHER AMENDMENTS TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS FROM SEVEN
         (7) TO NINE (9).

                       FOR |_|  AGAINST  |_|  ABSTAIN    |_|

4. B. APPROVAL OF AMENDMENTS TO THE BYLAWS TO INCREASE THE MAXIMUM NUMBER OF DIRECTORS FROM SEVEN (7) TO NINE (9).

                       FOR |_|  AGAINST  |_|  ABSTAIN    |_|

6. APPROVAL OF AMENDMENTS TO THE BYLAWS TO EXTEND THE TIME FOR HOLDING OF ANNUAL MEETINGS FROM THREE MONTHS TO SIX MONTHS FOLLOWING THE COMPANY'S FISCAL YEAR END.

                       FOR |_|  AGAINST  |_|  ABSTAIN    |_|


6. APPROVAL OF AMENDMENTS TO THE BYLAWS TO CLARIFY THAT WRITTEN CONSENT RESOLUTIONS OF STOCKHOLDERS MAY BE RELIED UPON IN LIEU OF STOCKHOLDER MEEINGS, INCLUDING ANNUAL MEETINGS.

                       FOR |_|  AGAINST  |_|  ABSTAIN    |_|


7. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY IOME BEFORE THE 2004 ANNUAL MEETING OF STOCKHOLDERS, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, CLTHOUGH MANAGEMENT IS NOT AWARE OF ANY OTHER PROPOSALS OR MATTERS TO BE CONSIDERED AT THE MEETING.


                      Date  ________________________________________________  ,
                      2004


                            --------------------------------------------------
                                           (Signature of stockholder)

                      Date  ____________________________________________  ,
                      2004


                            ------------------------------------------------
                            (Signature of stockholder)

                      NOTE:  Signatures  should  agree  with the
                      names  printed  hereon.  When  signing  as
                      executor, administrator, trustee, guardian
                      or  attorney,  please  give  the  title as
                      such.     For    joint     accounts     or
                      co-fiduciaries,   all   joint   owners  or
                      co-managers should sign.